Praxis Mutual Funds

Praxis Impact Bond Fund Class A (MIIAX) and Class I (MIIIX)

Praxis International Index Fund Class A (MPLAX) and Class I (MPLIX)

Praxis Value Index Fund Class A (MVIAX) and Class I (MVIIX)

Praxis Growth Index Fund Class A (MGNDX) and Class I (MMDEX)

Praxis Small Cap Index Fund Class A (MMSCX) and Class I (MMSIX)

Praxis Genesis Conservative Portfolio Class A (MCONX)

Praxis Genesis Balanced Portfolio Class A (MBAPX)

Praxis Genesis Growth Portfolio Class A (MGAFX)

(the “Praxis Mutual Funds”)

Each a separate Investment Portfolio of the Praxis Mutual Funds

Supplement dated July 15, 2022 to the
Statement of Additional Information dated April 30, 2022

Effective July 1, 2022, in anticipation of the scheduled retirement of Mr. Kauffman, the Board of Trustees of Praxis Mutual Funds (the “Funds”) elected Kathy J. Glick-Miller as Vice President, and Jennifer L. Gorham as Secretary of the Funds. Therefore, the following changes are hereby made to the Statement of Additional Information.

•	The second and fifth row to the table listing each Officer of the Trust on Page 18 are revised as follows:

Name, Year of Birth and Address	Position with Trust, Term of Office and Length of Time Served	Principal Occupation During the Past Five Years
Katherine J. Glick-Miller 1110 North Main Street Goshen, IN 46528 Year of Birth: 1977	Vice President since 7/1/2022

Vice President of Financial Services Operations, Everence (7/1/2022 - present); Retirement Administrator, Everence (October 2019 – June 2022); Designated Principal, Concourse Financial Group Securities, Inc. (October 2020 – present); Tax Associate, Tax Solutions, P.C. (2014-2019).

Jennifer L. Gorham 690 Taylor Road, Suite 210 Gahanna, OH 43230 Year of Birth: 1981	Secretary since 7/1/2022	Director, ACA Group (formerly Foreside Financial Group)(2015 – present).

•	All references to Mr. Kauffman in the Statement of Additional Information are deleted.

PLEASE RETAIN THIS SUPPLEMENT FOR YOUR FUTURE REFERENCE